UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 17, 2007

KEMET Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-20289	57-0923789
(State or other	(Commission File Number)	(IRS Employer
jurisdiction)		Identification No.)

2835 KEMET Way, Simpsonville, SC	29681
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code:  (864) 963-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CRS 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)          Not applicable.

(b)   On August 17, 2007, KEMET Corporation announced the resignation of J. Kelly Vogt as the Senior Vice President, Global Sales of the Company effective as of August 31, 2007.  Mr. Vogt has resigned to pursue other business opportunities.  A copy of the Confidential Separation Agreement between the Company and Mr. Vogt outlining the terms of his separation from the Company is furnished as Exhibit 99.1 to this report.

(c)  Not applicable.

(d)  Not applicable.

Item 9.01 Financial Statements and Exhibits

(a)           Not applicable.

(b)          Not applicable.

(c)           Not applicable.

(d)          Exhibits.

99.1                           Confidential Separation Agreement, dated as of September 1, 2007, between the Company and Mr. Vogt.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 17, 2007	KEMET Corporation

/s/ David E. Gable
David E. Gable
Senior Vice President and
Chief Financial Officer